UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2022
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2022, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) declared that Caroline R. Carpenter, Duncan Barnard, Kevin D. Miller, and Robert Tourigny had been elected to the Board, each for a four-year term commencing on January 1, 2023 (the “Director Elections”) and the Bank reported these results via Form 8-K filed with the Securities and Exchange Commission (the “Original Form 8-K”). At that time, the 2023 Board committee assignments (the “Committee Assignments”) had not been made. On January 20, 2023, the Board made the Committee Assignments. This Form 8-K/A amends the Original Form 8-K to disclose the Committee Assignments, which are set out below.

EXECUTIVE COMMITTEE

Chairwoman: Donna L. Boulanger
Vice Chairman: Eric Chatman
Thomas J. Curry
Dwight M. Davidsen
Antoinette C. Lazarus
William M. Parent
Emil J. Ragones
John C. Witherspoon

AUDIT COMMITTEE

Chair: Emil J. Ragones
Vice Chair: Antoinette C. Lazarus
Duncan Barnard
Edward F. Manzi, Jr.
William M. Parent
Robert Tourigny

FINANCE COMMITTEE

Chair: John C. Witherspoon
Vice Chair: Edward F. Manzi, Jr.
Duncan Barnard
Kevin D. Miller
David J. Rotatori
Robert Tourigny

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Thomas J. Curry
Vice Chair: Antoinette C. Lazarus
Eric Chatman
Kevin D. Miller
David J. Rotatori
John C. Witherspoon

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Thomas J. Curry
Vice Chair: E. Macey Russell
Caroline R. Carpenter
Eric Chatman
Kevin D. Miller
Robert Tourigny

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: Antoinette C. Lazarus
Vice Chair: Thomas J. Curry
Dwight M. Davidsen
William M. Parent
E. Macey Russell
John C. Witherspoon

RISK COMMITTEE

Chair: Dwight M. Davidsen
Vice Chair: Emil J. Ragones
Caroline R. Carpenter
Edward F. Manzi, Jr.
E. Macey Russell

TECHNOLOGY COMMITTEE

Chair: William M. Parent
Vice Chair: David Rotatori
Emil J. Ragones
Duncan Barnard
Caroline Carpenter

AD HOC REMEDIATION COMMITTEE

Chair: John C. Witherspoon
Thomas J. Curry
Dwight M. Davidsen

The chair of the Board is an ex-officio member of all committees of the Board. However, the chair is not counted in determining the number of committee members necessary to constitute a quorum; but, if present, the chair is counted for purposes of establishing a quorum at any such committee meeting and is entitled to vote unless otherwise provided in a committee’s charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 23, 2023	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer